Exhibit 10.2

ALLONGE TO FIRST AMENDED AND RESTATED PROMISSORY NOTE

Effective Date: December 3, 2024

Executed Date: December 12, 2024

This Allonge to First Amended and Restated Promissory Note dated December 8, 2023 in the principal amount of $10,000,000 given by HOF Village Retail I, LLC, a Delaware limited liability company HOF Village Retail II, LLC, a Delaware limited liability company and Hall of Fame Resort & Entertainment Company, a Delaware corporation, jointly and severally as Borrower, and payable to the order of CH Capital Lending LLC, Delaware limited liability company as Lender, and forming a part thereof.

WITNESSETH:

Pursuant to the terms and conditions of that certain Sixth Amendment to Loan Agreement by and between Borrower and Lender, the parties have agreed to revise the Initial Maturity Date such that it shall be December 4, 2025 and not December 4, 2024.

NOW, THEREFORE, the First Amended and Restated Promissory Note is hereby amended by deleting therefrom the reference to “December 4, 2024” in the second line of Section 8(a) and substituting “December 4, 2025,” such that the Initial Maturity Date as defined in the First Amended and Restated Promissory Note shall be December 4, 2025. Except as herein amended, the First Amended and Restated Promissory Note shall remain in full force and effect without modification or revision whatsoever. Borrower acknowledges and agrees that, except as herein amended, the terms and conditions of the First Amended and Restated Promissory Note remain in full force and effect, and that Borrower has no defenses, offsets or counterclaims with respect to same and its enforcement. Borrower waives any and all claims, offsets, counterclaims, and defenses it has or may have with respect to (a) the First Amended and Restated Promissory Note and its enforcement, and (b) Lender.

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(the next page is the signature page)

IN WITNESS WHEREOF, Borrower has executed this Allonge in Stark County, Ohio, as of the Executed Date set forth above.

BORROWER:

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

HALL OF FAME RESORT &
ENTERTAINMENT COMPANY,
a Delaware corporation

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

The Borrower acknowledges that it has read and understood all the provisions of this Allonge, including the confession of judgment, and has been advised by counsel as necessary or appropriate.

IN WITNESS WHEREOF, Borrower has executed this Allonge in Stark County, Ohio, as of the Executed Date set forth above.

BORROWER:

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

HOF Village Retail I, LLC, a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

The Borrower acknowledges that it has read and understood all the provisions of this Allonge, including the confession of judgment, and has been advised by counsel as necessary or appropriate.

IN WITNESS WHEREOF, Borrower has executed this Allonge in Stark County, Ohio, as of the Executed Date set forth above.

BORROWER:

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

HOF Village Retail II, LLC, a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

The Borrower acknowledges that it has read and understood all the provisions of this Allonge, including the confession of judgment, and has been advised by counsel as necessary or appropriate.

LENDER:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company

By:	Holdings SPE Manager, LLC,
a Delaware limited liability company,
its Manager

	By:	/s/ Richard Klein
		Name:	Richard Klein
		Title:	Chief Financial Officer

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